                                                                   EXHIBIT 10.30



                                LOCK-UP AGREEMENT


              This AGREEMENT (the "Agreement") is made as of the 31st day of July, 1996, between the undersigned former stockholder (the "Undersigned") of Serif, Inc. , a Delaware corporation (the "Company") and Allegro New Media, Inc., a Delaware corporation ("Allegro").

              NOW, THEREFORE, for good and valuable consideration, including the agreements by certain other former stockholders of the Company to be similarly bound, the sufficiency and receipt of which consideration are hereby acknowledged, the Undersigned agrees as follows:

              1. BACKGROUND. The Undersigned acknowledges that Allegro has required, and the Company has agreed to assist Allegro in obtaining, agreements from all former stockholders of the Company, to refrain from selling certain quantities of securities of Allegro for a period of up to 24 months following the completion of Allegro's acquisition (the "Acquisition") of all of the capital stock of the Company pursuant to the Stock Purchase Agreement dated the date hereof among Allegro, the Company, Serif (Europe) Limited and the other stockholders of the Company and Serif (Europe) Limited. To induce Allegro to proceed with the Acquisition and other stockholders of the Company to make similar agreements, the Undersigned has entered into this Agreement.

              2. RESTRICTION. The Undersigned hereby agrees that from the closing of the Acquisition to and including a date 24 months thereafter, the Undersigned will not directly or indirectly, issue, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of common stock, par value $.001 per share (the "Common Stock") or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 under the Securities Act of 1933, as amended, or otherwise) or dispose of any beneficial interest therein without the prior written consent of the President of Allegro, except that the Undersigned may sell in brokerage transactions in the aggregate (a) up to ten percent (10%) of the shares of Common Stock owned beneficially or of record (the "Stock") during the period from six (6) months after the date hereof (the "Closing Date") until twelve (12) months thereafter, (b) an additional ten (10%) of the Stock during the period from twelve (12) months after the Closing Date until eighteen (18) months thereafter, and (c) an additional ten percent (10%) during the period from eighteen (18) months after the Closing Date until twenty-four (24) months thereafter. The Undersigned further agrees that Allegro is authorized to place "stop orders" on its books to prevent any transfer of securities of Allegro by the Undersigned in violation of this Agreement.

              3. RELIANCE BY THE COMPANY, UNDERWRITERS AND OTHER STOCKHOLDERS. The Undersigned acknowledges that Allegro is relying upon the agreements of the Undersigned contained herein, and that the failure of the Undersigned to perform the agreements contained herein could have a detrimental effect upon any proposed offering. Accordingly, the Undersigned understands and agrees that the Undersigned's agreements herein are irrevocable.

              4.      MISCELLANEOUS.

                      (a) At any time, and from time to time, after the signing of this Agreement, the Undersigned will execute such additional instruments and take such action as may be reasonably requested by Allegro to carry out the intent and purposes of this Agreement.

                      (b) This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent that the securities laws of the State in which the Undersigned resides and federal securities laws may apply.

                      (c) This Agreement contains the entire agreement of the Undersigned with respect to the subject matter hereof.

                      (d) This Agreement shall be binding upon the Undersigned, his legal representatives, successors and assigns.

                      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Agreement as of the day and year first above written.



                                       /s/ Gwyn Jones
                                       -----------------------------
                                       Name:


                                       ALLEGRO NEW MEDIA, INC.

                                       By:/s/ Barry A. Cinnamon
                                       -----------------------------
                                       Name:
                                       Title: